                                                                    EXHIBIT 10.6
                                                                    ------------

                                 LEASE AGREEMENT
                                 ---------------

        This Lease, made and entered into this 12th day of November, 1997 by and between Borror Realty Company, an Ohio corporation, hereinafter called "Landlord," and Thomas M. Nguyen, personally, hereinafter called 'Tenant'.

                                   WITNESSETH:

In consideration of the mutual covenants and agreements set forth in this Lease, Landlord and Tenant do hereby covenant and agree as follows:

1.       DESCRIPTION OF PREMISES

Landlord does hereby lease to Tenant, and Tenant does hereby rent from Landlord, upon and subject to the terms, conditions, covenants and agreements set forth in this Lease, the premises, hereinafter referred to as the "Premises" consisting of approximately 1,200 square feet of space in the shopping center known as Karric Square at Dublin Shopping Center located in the City of Columbus, County of Franklin, State of Ohio, hereinafter referred to as the "Shopping Center," said Premises being highlighted in yellow on Exhibit "A" attached hereto for the purpose of more specifically locating the Premises in said Shopping Center and being further identified as 5773 Karric Square Drive.

         The term "Shopping Center' wherever used herein shall be deemed to mean the entire area owned by Landlord AS shown on said Exhibit "A," AS the same may from time to time be increased by the addition of the other lands, and the entire development on said area, including any and all structures, parking facilities and common facilities built thereon, or AS the same may from time to time be reduced by eminent domain takings or dedication to public authorities.

2.      TERM

       (a) This Lease shall continue in force for a term of SIXTY (60) months (the "Term") commencing: SIXTY (60) days after the date on which Landlord delivers the Premises to Tenant for fixturing; and ending on the last day of SIXTIETH (60TH) month following the Commencement Date,-unless sooner terminated as provided herein.

       (b) Tenant shall at the request of Landlord execute a declaration specifying the Commencement Date of the Term. Rental under this Lease shall not commence until such Commencement Date, as specified in said declaration of commencement.

3.      RENT

       (a) Fixed Base Rent - Tenant hereby covenants and agrees to pay to Landlord as "Fixed Base Rent" for the Premises during the entire Term, without any deductions or set off whatsoever, the sum of (SEE RENT INDICATED BELOW) Dollars ($-) per year, in equal monthly installments of Dollars ($-) in advance, on the first day of each and every calendar month throughout the Term. All payments required to be made by Tenant to Landlord, under this Lease shall be made to Karric Square Shopping Center, c/o Mathews Click & Associates, Inc., P.O. Box 182039, Department 129, Columbus, Ohio 43218-2039 or at such other place as Landlord may from time to time designate in writing.

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
         Year      Rate/SF          Annual Monthly

              1                          $10.00         $12,000.00             $1,000.00

              2                          $10.50         $12,600.00             $1,050.00

              3                          $11.50         $13,800.00             $1,150.00

              4                          $12.00         $14,400.00             $1,200.00

              5                          $12.50         $15,000.00             $1,250.00

         (b) The first fixed base rent payment shall be due and owing on the acceptance of this Lease by Landlord. In the event of default on the Lease by Tenant prior to the Commencement Date, the first month's rent will be applied against leasehold improvement expenses incurred by Landlord in preparing store for Tenant's use.

         (c) Base Rent Abatement: notwithstanding the above, Landlord agrees to abate base rent for the first two (2) months of the Lease Term; however payment of "Additional Charges" (common area maintenance, taxes and insurance) shall remain payable at all times.

4.       LANDLORD'S AND TENANT'S IMPROVEMENTS

Landlord agrees that it shall, at its own cost and expense perform the work and make the installations in the Premises which are designated AS Landlord's Improvements in Exhibit "B" attached hereto and made a part hereof.

         Tenant shall prepare and submit to Landlord, for approval, preliminary design drawings of Tenant's Work as provided in Exhibit "B". If Landlord shall notify Tenant of any objections to such design drawings, Tenant shall make the necessary revisions to Landlord's reasonable satisfaction and promptly resubmit the same after such notice. Landlord's approval shall be evidenced by endorsement to that effect on one (1) set of the design drawings, one (1) set to be retained by Landlord and one (1) set by Tenant.

         Tenant agrees to require his subcontractor(s) to provide for removal of construction debris at Tenant's sole expense and in a manner consistent with any directives provided by Landlord or Landlord's construction supervisory personnel.

5.    USE OF PREMISES

         (a) The Premises shall be used and occupied by Tenant during the entire Term hereof, subject to the conditions herein contained for:

                  NAIL SALON

         (b) Tenant agrees that it will not use, or permit or suffer the use of the Premises, or any part thereof, for any other business or purpose.

         (c) Tenant further agrees that in the use and occupation of the Premises and in the prosecution or conduct of its business therein, Tenant shall comply with all requirements of all law, ordinances, orders and regulations of the federal, state, county and municipal authorities now in force, or which hereinafter may be in force and with any direction or certificate of occupancy issued pursuant to any law by any public officer or officers. Tenant further covenants and agrees that it will comply with an abide by all protective covenants, restrictions, and other recorded documents pertaining to the Shopping Center and the Premises, and the Tenant's use of the Premises is limited by all such protective covenants, restrictions and other recorded documents Tenant covenants and agrees that it shall not use or permit to be used any part of the Premises for any dangerous, noxious or offensive trade or business and will not cause or maintain any nuisance in, at or on the Premises, and the land upon which it is situated.



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         (d) Tenant shall use and occupy the Premises in a careful, safe and proper manner and shall keep the Premises in a clean and safe condition in accordance with this Lease and local ordinances and the lawful directions of proper public officers. Tenant shall use and maintain the Premises consistent with reasonable standards of good shopping center operations, and Tenant shall not permit solicitations, demonstrations, itinerant vending or any other activities inconsistent with such standards. Tenant shall not use or permit the Premises to be used for any disreputable or immoral purpose or in any way that will injure the reputation of the Shopping Center. Tenant agrees that it will not do or suffer to be done, or keep or suffer to be kept, anything in, upon or about the Premises which will contravene Landlord's policies insuring against loss or damage by fire or other hazards, or which will prevent Landlord from procuring such policies in companies acceptable to Landlord or cause cancellation of insurance of Landlord or any other tenant of the Shopping Center; and if anything done, omitted to be done or suffered to be done by the Shopping Center or any part thereof to be increased beyond the minimum rate which would be applicable for the least hazardous use of the Premises permitted by law, Tenant shall pay the amount of such increase to Landlord promptly upon Landlord's demand,

         (e) Tenant shall not obstruct the Common Areas (hereinafter defined) and shall refrain from committing any act or thing upon the Premises or the Common Areas which disturbs the quiet enjoyment of any other tenant of the Shopping Center or inhibits or detracts from Landlord's ability to lease other parts of the Shopping Center.

         (f) Tenant shall not permit the accumulation of rubbish, trash, garbage and other refuse in and around the Premises. Garbage and trash receptacles may be placed only in areas designated by Landlord and Landlord shall have the right to designate and control the type and size of such garbage and trash receptacles that may be used by Tenant.

         (g) Tenant shall be required to install an exterior sign on the Premises which conforms to the sign criteria attached hereto as Exhibit "D", and which sign shall be placed only in such locations as are previously approved in writing by Landlord. Notwithstanding the specifications in Exhibit "D", attached hereto, all signs to be installed by Tenant are subject to the prior written approval of Landlord, and plans and specifications for each sign must be submitted to Landlord in quadruplicate for each approval. The plans and specifications for Tenant's canopy sign must be submitted within thirty (30) days after execution of this Lease by Tenant. It is understood and agreed that the approved canopy sign must be installed and operational prior to Tenant opening to the public for business. TENANT SHALL NOT PLACE, ERECT OR MAINTAIN, OR SUFFER TO BE PLACED, ERECTED OR MAINTAINED ON THE DOORS OR ON ANY EXTERIOR SURFACE OF THE PREMISES, OR IN ANY VESTIBULE, OR ANYWHERE IN THE SHOPPING CENTER OUTSIDE OF THE PREMISES, NOR IN ANY AREA INSIDE THE PREMISES WHICH CAN BE SEEN FROM THE OUTSIDE OF THE PREMISES, ANY SIGN, LETTERING, DECORATION OR ADVERTISING WITHOUT THE PRIOR WRITTEN CONSENT OF LANDLORD.

         (h) Tenant shall permit no waste, damage or injury to the Premises and Tenant shall initiate and carry out a program of regular maintenance of the Premises including the painting or refinishing of all areas of the interior and store front so as to impede, to the extent possible, deterioration by ordinary wear and tear and to keep the same in attractive condition.

         (i) Tenant shall at all times during the Term observe and comply with the rules, regulations and covenants as may be published and amended from time to time by Landlord for the safety, care and cleanliness of the Shopping Center and the Premises and the preservation of good order therein.

         (j) Tenant shall refrain from distributing any handbills or other advertising matter on or about any part of the Shopping Center, and shall not use any sidewalks, walkways or areaways of the Shopping Center for the sale of merchandise or any business, occupation or undertaking.


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6.        COMMON AREAS

         (a) The term "Common Areas" shall be deemed to mean such areas, improvements, space, equipment and special services in or at the Shopping Center as determined by Landlord from time to time to be devoted to the general usage of all the tenants of the Shopping Center and their employees, customers and other invitees.

         (b) The use by ' Tenant of the Premises shall include the use, in common with the others entitled thereto, of the Common Areas as may be designated from time to time by Landlord, subject however to the terms and conditions of this Lease and to rules and regulations for the use thereof as prescribed from time to time by the Landlord.

         (c) In addition to the Fixed Base Rent set herein, Tenant agrees to pay to Landlord at the times and in the manner hereinafter provided, a pro rata share of the Net Costs (hereinafter defined) paid or incurred by Landlord or its designated agent in the operation, direct management, maintenance and repair of the Common Areas, including, but not limited to, parking areas, roofs, canopies, exterior of outside walls of building(s), access roads, driveways, entrances and exits, landscaped areas, pathways, storm water system, accommodation areas such as sidewalks, grass plots, ornamental planting, entry monuments and signs, directional signals, public lighting and the like; and any and all additional maintenance costs including utilities, wages, accounting costs, management fees, electric, security, cleaning, snow removal and trash removal. The Common Areas shall not include the foundation or structural portions of the buildings located within the Shopping Center.

         Tenant's pro rata share of such Net Costs shall be that percentage factor computed by dividing the total square feet of the Premises by the total square feet of leasable space in the Shopping Center.

         (d) For the purpose of this Section 6 the term "Net Costs" is hereby defined to mean Landlord's total costs incurred in operating, managing, equipping, lighting, repairing, insuring and maintaining the Common Areas plus a reasonable amount for depreciation of equipment actually used and excluding (if otherwise included therein) capital costs, interest and real property taxes or assessments.

         (e) Tenant's pro rata share of such Net Costs shall be determined on an annual basis for each twelve (1 2) month period ending on December 31st, prorating fractional years. Tenant's pro rata share of such annual Net Costs shall be estimated by Landlord at the beginning of the Term hereof, and at the beginning of each calendar year thereafter and a monthly rate determined, and Tenant shall pay to Landlord such estimated charge in advance on the first day of each month throughout the Term of this Lease; provided however that within sixty (60) days after the end of each calendar year the Landlord or its designated agent shall determine its costs for such calendar year (and Tenant's share thereof, and furnish a copy of such computations in writing to the Tenant. If the payments made by the Tenant in such calendar year exceed Tenant's pro rata portion of such Net Costs, Tenant shall be credited the amount of any overpayment, such credit to be applied against the estimated Net Costs for the then-current year. If Tenant's pro rata portion of such Net Costs exceeds the payments made in such calendar year by the Tenant, then Tenant shall pay the difference to the Landlord or its designated agent. Such payment to the Landlord or its designated agent shall be made within fourteen (14) days after Tenant's receipt of Landlord's written statement of the Tenant's share of Net Costs for the preceding year.

         (f) Landlord shall have the right to close any or all portions of the Common Areas to such extent as may, in the opinion of Landlord's counsel, be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or to the public therein and to close temporarily, if necessary, any part of the Common Areas in order to discourage noncustomer parking. Landlord shall have the right from time to time to establish, modify and enforce rules and regulations with respect to all Common Areas. Tenant agrees to abide by and conform with such rules and regulations, including, but not limited to, rules and regulations as to parking of employees' cars, making deliveries, and traffic control.


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7.        TAXES AND INSURANCE

         (a)       Taxes

                  (1) Tenant covenants and agrees to pay to landlord is proportionate share of all real property taxes and special assessments, which may be levied or assessed for each calendar year during the entire term, against the land and buildings comprising the Shopping Center or relating to the operation or use thereof and service and/or special payments in lieu of taxes required to be paid by Landlord. Tenant's proportionate share shall be equal to that portion of such taxes and assessments equal to the product obtained by multiplying such taxes, assessments and payments by a fraction, the numerator of which shall be the number of square feet of space in the Premises and the denominator of which shall be the total number of square feet of leasable space in the Shopping Center. Should the state in which the Shopping Center is located or any political subdivision thereof or any governmental authority having jurisdiction over the Shopping Center impose a tax or assessment (other than an income or franchise tax) either upon or against the rentals payable by tenants in the Shopping Center to Landlord or upon or against the business of renting land or buildings, either by way of substitution for the taxes and assessments levied or assessed against such land and buildings, or in addition thereto, such tax or assessment shall be deemed to constitute a tax or assessment against such land and buildings for the purpose of this Section 7.

                  (2) Tenant's proportionate share of all such taxes and assessments during the Term shall be paid to Landlord, as additional rent, in monthly installments on or before the first day of each calendar month, in advance, in an amount estimated by Landlord. Upon receipt of all tax bills and assessments attributable to any calendar year during the Term, Landlord shall furnish Tenant with a written statement of the actual amount of Tenant's proportionate share of taxes and assessments for such year. If the total amount paid by Tenant under this Section 7 for any calendar year during the Term shall be less than the actual amount due from Tenant for such year, as shown on such statement, Tenant shall pay to Landlord the difference between the amount paid by Tenant and the actual amount due, such deficiency to be paid within ten (10) days after demand therefor by Landlord; and if the total amount paid by Tenant hereunder for any calendar year shall exceed such actual amount due from Tenant for such calendar year, Tenant shall be credited the amount of any overpayment, such credits to be applied against the estimated taxes and assessments for the then-current year. All amounts due hereunder shall be payable to Landlord at the place where the Fixed Base Rent is payable. For the calendar years in which this Lease commences and terminates the provisions of this Section 7 shall apply, and Tenant's liability for its proportionate share of any taxes and assessments for such years shall be subject to a pro rata adjustment based on the number of days of said calendar years, A copy of a tax bill or assessment bill submitted by Landlord to Tenant shall at all times be sufficient evidence of the amount of taxes or assessments assessed or levied against the property to which such bill relates. At or about the Commencement Date of this Lease and from time to time thereafter throughout the Term, Landlord shall notify Tenant in writing of Landlord's estimate of Tenant's monthly installment due hereunder.

         (b)      Insurance

                  (1) Tenant covenants and agrees to pay to Landlord its proportionate share of the following types of insurance:

                  (i) Fire, lightening, windstorm, hail, explosion, earthquake and extended coverage insurance with such other endorsements as Landlord shall deem appropriate in such amounts as Landlord shall deem sufficient up to one hundred percent (100%) of the full replacement cost of the building(s) and service equipment in the Shopping Center. Such policy or policies may also include rents insurance coverage for a six (6) month period; and

                  (ii) Public liability and property damage insurance insuring Landlord against claims for personal injury, death or property damage occurring upon, in or

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                           about the Shopping Center in such amounts as Landlord
                           deemed appropriate.

                  (2) Tenant's proportionate share of such insurance premiums shall be paid to the landlord, as additional rent, in monthly installments on or before the first day of each calendar month throughout the Term, in advance, in an amount estimated by Landlord. Such estimate shall be furnished in writing by Landlord prior to the Commencement Date of the Term and at the beginning of each calendar year thereafter and at a monthly rate determined. Within sixty (60) days after the end of each calendar year, landlord shall furnish Tenant with a written statement of the actual amount of Tenant's proportionate share of such insurance premiums for such calendar year. If the total amount paid by Tenant under this Section 7 for any calendar year shall be less than the than the actual amount due from Tenant for such year, as shown on such statement, Tenant shall pay Landlord the difference between the amount paid by Tenant and the actual amount due, such deficiency to be paid within ten (10) days after demand therefor by Landlord; and if the total amount paid by Tenant hereunder for such calendar year shall exceed such actual amount due from Tenant for such year, Tenant shall be credited the amount of any overpayment, such credits to be applied against the estimated insurance premiums for the then-current calendar year. All amounts due hereunder shall be payable to Landlord at the place where the Fixed Base Rent is payable. Landlord agrees to use its best efforts to obtain competitive rates for said insurance coverage.

                  (3) Tenant's proportionate share of such insurance premiums shall be equal to the product obtained by multiplying such insurance premiums by a fraction, the numerator of which shall be the number of square feet of space in the Premises and the denominator of which shall be the total number of square feet of leasable space in the Shopping Center.

8.       OPERATION OF BUSINESS

         During the entire Term, Tenant shall keep the Premises open for business continuously during all regular and customary hours for such type of business and on all business days, and will conduct such business in a lawful manner, in good faith with such business practice, and in such a manner that the Landlord may at all times receive the maximum amount of rent from the operation of such business in the Premises. Tenant further agrees to carry a reasonably complete stock of merchandise and to fully and adequately staff the Premises with sufficient employees for the purpose of selling said merchandise at retail. Tenant shall not open any additional business within a two (2) mile radius of the Shopping Center which shall, in the sole opinion of Landlord, compete with Tenant's business in the Premises or otherwise reduce Tenant's Gross Receipts from the Premises. In order to establish and preserve the character of the Shopping Center as a high quality retail development, Tenant shall not conduct any auction, fire, bankruptcy or close out sales, provided however that this provision shall not preclude the conduct of periodic seasonal, promotional, or clearance sales nor be deemed to give Landlord a right to approve or disapprove the price at which Tenant shall offer its merchandise for sale. Tenant shall not utilize any unethical method of business operations. Tenant shall not use or permit the use of any equipment or apparatus producing, reproducing, or transmitting sound, which is audible beyond the interior of the Premises.

9.       BUSINESS HOURS

         Notwithstanding the provisions set forth in Section 8 of this Lease, the Tenant agrees during the entire Term to open for business not later than 10:00 a.m. and to remain open for business until 9:00 p.m. Monday through Saturday and noon to 5:00 p.m. Sundays, national holidays excluded, which holidays shall not exceed eight (8) in any Lease Year.

10.       UTILITIES
         Tenant shall be solely responsible for and promptly pay all charges for heat, water, gas, electricity and other utilities used or consumed on the Premises, and any and all tap-in or connection charges in connection therewith. Landlord shall not be liable to Tenant for interference in or interruption of any utility service nor shall any curtailment or interruption constitute a constructive eviction or grounds for rental abatement in whole or in part hereunder.

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In the event utilities are not separately metered to Tenant, then Tenant shall reimburse Landlord, upon demand, for the cost to Landlord of utilities used or consumed on the Premises.

11.   MAINTENANCE

      (a) Subject to the provisions of Section 18, Tenant shall, at Tenant's sole cost and expense, during the entire term, keep and maintain in good order, condition and repair the Premises and every part thereof, including, but not limited to, all plumbing, sewage, fixtures, interior walls, Storefront(s), showcases, skylights, all electrical facilities and equipment, lighting fixtures, lamping, fans and electrical motors, all other appliances and equipment of every kind and nature, sprinkler equipment (if any), and any other mechanical systems in the Premises. Tenant's obligations shall include, but shall not be limited to, the obligation to replace when necessary any of the items required to be maintained by Tenant at it sole cost and expense. Such replacement of items shall be of comparable quality to those that they are replacing. If Tenant fails to perform Tenant's obligations under this Section 11, Landlord may, at Landlord's option enter upon the Premises and put the same in good order, condition and repair and make such replacements as may be necessary, and the cost thereof shall become due and payable as additional rent by Tenant to Landlord upon demand, but nothing in this sentence contained shall be deemed to impose a duty upon Landlord or affect in any manner the obligations placed upon Tenant by this Section 11. Any such entry by Landlord shall not be deemed to be an eviction of Tenant.

      (b)Tenant shall provide for (at Tenant's cost and expense as hereinafter set forth) the maintenance, repair and replacement of the heating, ventilating and air conditioning equipment (HVAC) in the Premises. Tenant shall perform or contract with independent contractors for such maintenance, repair and replacement,

      (c) Tenant shall furnish (at Tenant's costs and expense as hereinafter set forth) trash and garbage receptacles and the removal of trash and garbage from said receptacles and the removal of trash and garbage from said receptacles. Tenant shall itself furnish, or shall contract with independent contractors for such receptacles and trash and garbage removal.

  12.    EXAMINATION OF PREMISES

  The Tenant has had or will have prior to the Commencement Date hereof full opportunity to examine the herein Premises or plans thereof, including the sidewalks adjacent to said Premises, and the Tenant's occupancy shall be an acknowledgment that there is in and about them nothing dangerous to life, limb, health or property, and Tenant hereby waives any claim for damages that may arise from defects of that character after occupancy, and the Tenant takes the Premises as they will be when completed. All personal property of any kind or description whatsoever in the Premises shall be at the Tenant's sole risk, and the Landlord shall not be liable for any damages done to, or loss to, such personal property; or for damage or loss suffered by the business or occupation of the Tenant arising from any act or neglect of co-tenants or other persons, or from bursting, overflowing, or leaking of water, sewer or steam pipes, or from the heating, air conditioning or plumbing fixtures, or from electric wires, or from roof, wall and floor leaks or from gas, or odors, or caused in any other manner whatsoever.

13.      ACCEPTANCE OF PREMISES

         Tenant that no minor changes from the plans that have been agreed upon between both parties hereto that might be necessary during the preparation of this space for Tenant or during construction, will affect or change this Lease, or invalidate same.

14.      INDEMNIFICATION OF LANDLORD AND LIABILITY INSURANCE

         (a) Tenant agrees to indemnify and save harmless Landlord, its officers, agents, employees and servants, from and against any and all claims by or on behalf of any persons, firms or corporations, arising from the use, occupancy, conduct, management of, or from the use, or from any work or thing whatsoever done in or about, the Premises during the entire Term, and will further indemnify and save harmless Landlord, its officers, agents, servants and employees,

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from and against any and all claims arising during the entire Term from any conditions of the Premises, or arising from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Lease, or arising from any act or negligence of Tenant, or any of Tenant's agents, contractors, servants, employees or licensees, or arising from any accident, injury or damage whatsoever caused to any person, firm or corporation occurring during the entire Term of this Lease, in or about the Premises and from and against all costs, counsel fees, expenses and liabilities incurred in connection with any such claim or action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord covenants to resist or defend such action or proceeding by counsel satisfactory to Landlord.

         (b) Tenant agrees to carry at its own expense throughout the Term comprehensive public liability insurance covering the Premises and Tenant's use thereof, in companies and in form satisfactory to Landlord, in the amount of at least Five Hundred Thousand Dollars ($500,000.00) on account of bodily injury to or death of one person and One Million Dollars ($1 000,000.00) on account of bodily injuries to or death of more than one person as a result of any occurrence and with Two Hundred Fifty Thousand Dollars ($250,000.00) coverage for property damage, and to deposit said policy or policies (or certificates thereof with Landlord prior to the date of any use or occupancy of the Premises by Tenant and thereafter not less than thirty (30) days prior to the expiration of any such policy; said policy or policies shall name Landlord and Tenant as insured and shall bear endorsements to the effect that the insurer agrees to notify Landlord not less than thirty (30) days in advance of any modification or cancellation thereof. Should Tenant fail to carry such public liability insurance, Landlord may at its option (but shall not be required so to do) cause public liability insurance as aforesaid to be issued, and in such event Tenant agrees to pay the premium for such insurance as additional rent promptly upon Landlord's demand.

15.      LANDLORD'S RIGHT TO PERFORM TENANTS COVENANTS

         Tenant covenants and agrees that if Tenant shall at any time fail to perform any of the covenants on its part to be made or performed under this Lease, the Landlord may, but shall not be obligated, and without notice or demand and without waiving or releasing the Tenant from any obligation of the Tenant under this Lease, perform such act to the extent that the Landlord may deem desirable. All expenses incurred by Landlord in connection therewith shall be deemed additional rent hereunder and be payable to the Landlord on demand and the Landlord shall have the same rights and remedies for the nonpayment thereof as in the case of default in the payment of any other rent or charges to be paid by Tenant hereunder. Landlord shall have the right to enter the Premises for the purpose of performing any maintenance or making any repairs as Landlord may elect to perform or make pursuant to this Section 15 and such entry shall not constitute an eviction of Tenant. Nothing in this Section 15 shall be construed to or deemed to impose any duties upon Landlord.

16.      CONDEMNATION

         (a) If the whole, or any part of the Premises shall be taken by any public, or quasi-public authority under any statute or by power or right of eminent domain, the Term shall cease on that part of the Premises so taken or conveyed (hereinafter referred to as the "Condemned Portion") for the day to day possession of the Condemned Portion shall be taken by the condemning authority. Unless this Lease is cancelled as hereinafter provided, the Fixed Base Rent provided for herein commencing with the date possession is acquired by the condemning authority, shall be reduced in proportion to the amount of the Premises taken. If less than the entire Premises shall be taken by such condemning authority, and in the event, and only in the event, that the remainder of the Premises not so taken is not, in Landlord's judgment, reasonably fit or suited to being used by Tenant to enable Tenant to discharge and satisfy the purposes for which the Premises are leased hereunder to Tenant and to carry on its business therein, Tenant, provided that Tenant is not in default under this Lease, may in such event terminate this Lease as to the remainder of the Premises by giving written notice to Landlord not later than fifteen (15) days after the vesting of title in the condemning authority or the date possession of the Condemned Portion shall be taken by the condemning authority, whichever shall first occur, specifying as the date of termination a date not later than thirty (30) days after the giving of such notice. Upon the date specified in such notice, the Term and all right, title, and interest of Tenant hereunder shall cease and come to an end, provided Tenant is not in default under this Lease on such date, and Fixed Base Rent, Percentage Rent and other charges shall be apportioned as of the date of such termination.

         (b) If less than the entire Premises shall be taken by such condemning authority and this Lease is not terminated as hereinabove provided, Landlord covenants and agrees at Landlord's cost and expense to restore that portion of the Premises no so taken to a complete architectural unit, in which event (i) the Fixed Base Rent shall be reduced by an amount based upon the proportion which the square feet of usable floor space of the Premises, including space occupied by interior walls and columns remaining after the taking, bears to the total floor space of the Premises prior to the taking, and (ii) the Base Sales Amount of Gross Sales in excess of which Percentage Rent shall be due and payable as provided in Section 3, paragraph (c) shall be reduced by the same percentage as the percentage of reduction in usable floor space in the Premises after restoration thereof. In the event Landlord is obligated to restore the Premises to a complete architectural unit as above provided, Landlord shall not be required to spend for such work an amount in excess of the amount received by Landlord as damages for the part of the Premises so taken, less any amount paid to Landlord's mortgagee from such award.

         (c) The entire compensation award for any taking shall belong to and be the property of Landlord, including, but not limited to, all damages as comprehensive for diminution in value of the leasehold, reversion, and fee, without any deduction therefrom for any present or future estate of Tenant, and Tenant hereby assigns such award to landlord, except that Tenant shall be entitled to receive such portion thereof as may be allocated to compensation paid for Tenant's trade fixtures and cost of removal of stock, provided that Tenant so proves in any such condemnation proceeding.

        (d) Anything in this Section 16 to the contrary notwithstanding, if a portion of the Premises shall be taken by any public or quasi-public authority under the power of eminent domain, the Landlord shall have the option of terminating this Lease as of the date of vesting of title in the condemning authority by written notice to Tenant given within fifteen (15) days after vesting of title in the condemning authority, in which event Landlord shall make a proportionate refund to Tenant of such rent as may have been paid in advance.

       (e) For the purpose of this Section 16 a sale to such public or quasi-public authority under threat of condemnation shall constitute a vesting of title and shall be construed as a taking by such condemning authority.

17.      QUIET ENJOYMENT

         Landlord covenants and agrees that the Tenant upon paying the Fixed Base Rent, additional rent and all other charges herein provided for and performing and fulfilling the covenants, agreements, and conditions of this Lease on the Tenant's part to be performed and fulfilled, shall peaceably and quietly hold, occupy and enjoy the Premises during the Term without hindrance or molestation by the Landlord or any person(s) claiming under the Landlord, subject, however, to the terms and conditions of this Lease.

18.       DAMAGE OR DESTRUCTION

         (a) If the Premises are damaged by fire or other casualty, the damage shall be repaired by and at the expense of Lanlord, provided such repairs can be made within ninety (90) days after the occurance of such damage without the payment of overtime or other premiums, and until such repairs are completed, the rent shall be abated in proportion to the part of the Premises which is unusable by Tenant in the conduct of its business (but there shall be no abatement of rent by reason of any portion of Premises being unusable if the damage is due to the act or negligence of the Tenant, its employees, agents or invitees or if the Premises are unusable for a period equal to one day or less).

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

         (b) If such repairs cannot be made within ninety (90) days, Landlord may, at its option, make such repairs within a reasonable time, and in such event this Lease shall continue in effect and the rent shall be abated in the manner provided above. Landlord's election to make repairs must be evidenced by written notice to Tenant within thirty (30) days after the occurrence of the damage. If Landlord does not so elect to make such repairs which cannot be made within ninety (90) days, then either party may, by written notice to the other, cancel this Lease.

                  (c) Anything in this Section 18 to the contrary notwithstanding,; if the Premises or the Shopping Center shall be substantially damaged or destroyed by fire or otherwise, Landlord shall have the option to terminate this Lease as of the date of such damage or destruction by written notice to Tenant within thirty (30) days after such damage or destruction.

19.      EXTERIOR AND WINDOW LIGHTING

         The Tenant agrees to keep the display windows in the Premises and Tenant's exterior canopy sign well lighted from dusk until 10:00 p.m. (local time) Monday through Saturday and from dusk until 6:00 p.m. (local time) on Sunday during the Term.

20.      SUBORDINATION TO MORTGAGE

         This Lease is and shall be subject and subordinate to any and all mortgages, deeds of trust and land leases now existing upon or that may be hereafter placed upon the Premises and the real estate upon which they are situated, and to all advances made or to be made thereon, and all renewals, modifications, consolidations, replacement, or extensions thereof, and the lien of any such mortgages, deeds of trust and land leases shall be superior to all rights hereby or hereunder vested in Tenant, to the full extent of all sums secured thereby; provided however, that each such mortgage or deed of trust now or hereafter encumbering the Premises and real estate upon which they are situated shall provide by its terms, or the holder of such mortgage or deed of trust shall, by a separate agreement, agree that in the event of foreclosure of such mortgage or deed of trust, Tenant shall remain undisturbed under this Lease so long as Tenant complies with all of the terms, obligations and conditions hereunder. This provision shall be self-operative and no further instrument of subordination shall be necessary to effectuate such subordination, and the recording of any such mortgage or deed of trust shall have preference and precedence and be superior and prior in lien to this Lease, irrespective of the date of recording. In confirmation of such subordination, Tenant shall on request of Landlord or the holder of any such mortgage or deed of trust execute and deliver to Landlord within ten (10) days any instrument that Landlord or such holder may reasonably request.

21.      SURRENDER OF PREMISES

         At the expiration of the Term, whether by forfeiture or expiration of time, Tenant shall surrender the Premises to Landlord in as good condition as when received by Tenant from Landlord except for reasonable use, wear and damage by fire or the elements.

22.   DEFAULT BY TENANT

         (a) This lease is made upon the condition that the Tenant shall punctually and faithfully perform all of the covenants and agreements by it to be performed as herein set forth. If any of the following events shall occur, to-wit (i) if any installment of Fixed Base Rent, Percentage Rent, or any other sums required to be paid by the Tenant hereunder, or any part thereof, shall at any time be in arrears and unpaid for ten (10) days after the date due, or (ii) if there be any default on the part of the Tenant in the observance or performance or any of the other covenants, agreements or conditions of said Lease on the part of Tenant to be kept and performed and said default shall continue for a period of fifteen (15) days after written notice thereof from Landlord to Tenant (unless such default cannot reasonably be cured within fifteen (15) days and in such case, Tenant shall have commenced to cure said default within said fifteen (15) days and thereafter continues diligently to pursue to completion the curing of same) or (iii) if Tenant shall file a petition in bankruptcy or be adjudicated a bankrupt, or file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other statute,

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

law or regulation, or make an assignment for the benefit of creditors, or (iv) if any trustee, receiver or liquidator of Tenant or of all or any substantial part of its properties shall be appointed in any action, suit or proceeding by or against Tenant and such proceeding or action shall not have been dismissed within thirty (30) days after such appointment, or (v) if the leasehold estate hereby created shall be taken by execution or by other process of law, or (vi) if Tenant shall fail to operate and conduct business as required in Section 8 hereinabove, then, in any such event, Landlord, at Landlord's option and without limiting Landlord in the exercise of any other right or remedy Landlord may have on account of any default by Tenant, may either:

                  (1) re-enter the Premises, take possession of all buildings, improvements, additions, alterations, equipment and fixtures thereon, and eject all parties in possession therefrom, using such force for that purpose as may be necessary, without being liable to any prosecution for said re-entry or the use of such force, and, without terminating this Lease, at anytime and from time to time relet the Premises or any part or parts thereof for the account of Tenant or otherwise, receive and collect the rents therefor, applying the same first to payment of such expenses as Landlord may have paid, assumed or incurred in recovering possession of the Premises, including costs, expenses and reasonable attorney's fees and brokerage, paid, assumed or incurred by Landlord in connection with reletting the Premises, and then to the fulfillment of the covenants of Tenant. Any such reletting as provided for herein may be for the remainder of the Term as originally granted or for a longer or shorter period. Landlord may execute any Lease made pursuant to the terms hereof in Landlord's own name, and Tenant shall have no right or authority whatever to collect any rent from such subtenant. In any case and whether or not the Premises or any part thereof be relet, Tenant shall pay to Landlord all sums required to be paid by Tenant up to the time of re-entry by Landlord, and thereafter Tenant shall, if required by Landlord, pay to Landlord until the end of the Term the equivalent amount of all rent and other charges required to be paid by Tenant under the terms of this lease, less the avails of such relating during the Term, if any, after payment of the expenses of Landlord as aforesaid, and the same shall be due and payable on the several rent days herein specified. No such reentry by Landlord shall constitute an election to terminate this Lease unless and until Landlord thereafter gives Tenant notice of Landlord's election to terminate; or

                  (2) terminate this Lease, and with or without process of law, expel and remove Tenant, or any other person or persons in occupancy from the Premises, together with their goods and chaftels, using such force as may be necessary in the judgment of Landlord or his agents in so doing, and repossess and enjoy said Premises together with all improvements, additions, alterations, equipment and fixtures thereon, and in addition to any other remedy it may have, Landlord may recover from Tenant all damages it may incur by reason of such breach by Tenant.

         (b) All rights and remedies of Landlord herein enumerated shall be cumulative, and none shall exclude any other remedies allowed at law or in equity.

23.      TENANT'S PROPERTY

         If for any reason Landlord obtains possession of the Premises, Tenant's property not removed shall be deemed to have been abandoned and shall become the property of the Landlord and may be used or disposed of by Landlord as it sees fit.

24.   HOLDING OVER

         No receipt of money by the Landlord from the Tenant after termination of this Lease, or after the service of any notice, or after the commencement of any suit, or after final judgement for possession for the Premises shall reinstate, continue or extend the Term or affect any such notice, demand or suit, or imply consent for any action for which Landlord's consent if required. In the event Tenant remains in possession of the Premises after termination of this Lease, and without the execution of a new lease, Tenant, at the option of Landlord shall be deemed to be occupying the Premises as a tenant from month to month, at twice the Fixed Base Rent subject to all the other conditions, provisions and obligations of this Lease insofar as the same are applicable to a month-to-month tenancy.

25.      ACCESS FOR RE-LETTING

         The Landlord may at any time within one hundred eighty (180) days before the expiration date of this Lease enter the Premises at all reasonable hours for the purpose of offering the same for rent and may place and keep on the windows and doors of said Premises signs advertising the Premises for rent.

26.      DEFAULT OF LANDLORD - CURE PERIOD

         Landlord shall not be deemed to be in default in the observance or performance of any of the covenants, conditions, agreements or provisions of this Lease on its part to be observed or performed unless Landlord shall fail to remedy such default within thirty (30) days after written notice from Tenant specifying the nature of such default, or, if default cannot be reasonably remedied within the said thirty (30) day period, Landlord shall not be deemed to be in default unless Landlord shall fail to initiate action to remedy such default within thirty (30) days after such written notice and to prosecute the same to completion with due diligence.

27.      FORCE MAJEURE

         In the event Landlord shall be delayed or hindered in or prevented from the performance of any obligation required under this Lease by reason of strikes, lockouts, inability to procure labor or materials, failure of power, fire or other casualty, acts of God, restrictive governmental laws or regulations, riots, insurrection, war or any other reason not within the reasonable control of Landlord, then the performance of such obligation shall be excused for a period of such delay, and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay.

28.      RELEASE AND WAIVER OF SUBROGATION

         Landlord shall not be liable for any damage or loss to fixtures, equipment, merchandise or other personal property of Tenant located anywhere in or upon the Premises caused by fire, water, explosion, sewer backup or any other insurable hazards, regardless of the cause thereof, and Tenant does hereby expressly release Landlord of and from any and all liability for such damage or loss. Landlord shall not be liable for any damage or loss resulting from business interruption at the Premises arising out of or incident to the occurrence of any of the perils which can be covered by a business interruption policy, and Tenant does hereby expressly release Landlord of and from any liability for such damage or loss. Tenant shall not be liable for any damages to the Premises or any part thereof caused by fire or other insurable hazards, regardless of the cause thereof, and Landlord does hereby expressly release Tenant of and from any and all liability for such damages or loss. To the extent that any of the risks or perils described in this Section 28 are in fact covered by insurance, each party shall cause its insurance carriers to waive all rights of subrogation against the other party.

29.       ESTOPPEL CERTIFICATES

         The Tenant shall, within ten (10) days after written request of Landlord, execute, acknowledge, and deliver to the Landlord or to Landlord's mortgagee, proposed mortgagee land lessor or proposed purchaser of the Shopping Center or any part thereof, any estoppel certificates requested by Landlord, from time to time, which estoppel certificates shall show whether the Lease is in full force and effect and whether any changes may have been made to the original Lease; whether the Term of the Lease has commenced and full rental is accruing; whether there

30.      LIMITATION OF LANDLORD'S LIABILITY

         The term "Landlord" as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owners at the time in question of an interest in this Lease, and in the event of transfer of said interest in this Lease, then the party conveying said interest in this Lease shall be automatically relieved after the date of such transfer, of all personal liability with respect to the performance of any obligations on the part of Landlord contained in this Lease, arising out of acts thereafter occurring or covenants thereafter to be performed, it being intended hereby that all the obligations contained in this Lease on the part of Landlord shall be binding upon Landlord, its successors and assigns, only during and in respect of their respective periods of ownership of an interest in this Lease.

31.      ALTERATIONS OR IMPROVEMENTS BY TENANT

Tenant covenants and agrees that it will not alter or change the Premises or any part thereof without the written consent of Landlord, and Tenant agrees to indemnify and save harmless Landlord from all liens, claims or demands arising out of any work performed, materials furnished, or obligations incurred by or for Tenant upon said Premises during the Term of this Lease. Tenant hereby waives any right to make repairs at Landlord's expense. Tenant shall not make changes to locks on doors or add, disturb or in any way change any plumbing or wiring without first obtaining written consent of Landlord. At the termination of this Lease, whether by expiration of time or forfeiture, Tenant shall, if requested by Landlord in writing, restore the Premises at Tenant's sole cost and expense, to the condition that the Premises were in prior to the making of any alterations or improvements, normal wear and tear, fire and acts of God excepted. At the termination of this Lease, whether by expiration of time or forfeiture, Tenant shall remove all of its personal property from the Premises and upon failure to do so, such property shall be deemed to be abandoned and of no value to Tenant and shall become the sole property of Landlord for disposal as it sees fit. Tenant further agrees to pay to Landlord the cost of removal of any such property so abandoned by Tenant.

32.      ACCESS TO PREMISES

         The Landlord shall have the right if it so elects to enter upon the Premises at all reasonable hours for the purpose of inspecting the same and for the purpose of maintenance, repair, and for making additions to any running pipes, conduits and ducts through the Premises, and Tenant hereby waives any claim against Landlord for damage or inconvenience caused by any of the above. Nothing in this Section 32 shall be construed to or deemed to impose any duties upon Landlord.

33.      EXCEPTIONS TO DEMISE

         Notwithstanding anything to the contrary herein contained, this Lease is subject to utility easements, both recorded and unrecorded, all protective and restrictive covenants and all other recorded documents pertaining to or affecting the Premises, the Shopping Center of which the Premises are a part, or the real estate upon which the Shopping Center and Premises are situated; this Lease is also subject to all governmental laws, ordinances, orders, regulations, codes, directives, variances, permits, and all orders, permits, rules and regulations issued by or at the direction of any such governmental agency or authority or any board or instrumentality thereof.

34.      OPERATIONS OF TENANT'S HEATING AND AIR CONDITIONING SYSTEM Tenant

         agrees to provide at Tenant's cost its heating or air conditioning in the Premises so as to adequately heat and cool the same, as the case may be, during the hours that Tenant's store is open for business; and to maintain at all times sufficient heat in the Premises to prevent pipes from freezing.

35.      ATTORNMENT

         In the event any proceedings are brought for the foreclosure of, or in the event of the exercise of the power of sales under any mortgage covering the Premises, or in the event of any other transfer or sale of landlord's title to Premises, Tenant shall attorn to the purchaser under any such sale, transfer or foreclosure and recognize such purchaser or transferee at the Landlord under this Lease.

36.      PARTIAL INVALIDITY

         If any term, covenant or condition of this Lease, or the application thereof, to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease or the application of such term, covenant or condition to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby and each term, covenant and condition of this Lease shall be valid and enforceable to the fullest extent permitted by law.

37.      WAIVER OF JURY TRIAL

         So far as permitted by law, Landlord and Tenant waive and will waive any and all right to a trial by jury in the event that summary dispossession proceedings shall be instituted by Landlord.

38.      LEASE BINDING UPON ASSIGNEES

         Except at provided in Section 30, this Lease and all covenants, provisions and conditions herein contained shall inure to the benefit of and be binding upon the heirs, executors, administrators, personal representatives, successors and assigns, respectively of the parties thereto, provided however, that no sublease, assignment or transfer by, from, through or under Tenant in violation of the provisions hereof shall vest in the sublessee, assignee or transferee any right, title or interest whatever,

39.       ALTERATIONS, ADDITIONS AND CONSTRUCTION OF NEW BUILDING

         Landlord hereby reserves the right at any time to make alterations or additions to the building in which the Premises are located. Landlord also reserves the right to construct other buildings or improvements in the Shopping Center from time to time and to make alterations thereof or additions thereto.

40.       LANDLORD'S OPTION TO EXPAND SHOPPING CENTER

         Landlord shall have the right, but not the obligation, to (a) expand the Shopping Center.

41.      PARTNERSHIP

         Nothing contained herein shall be deemed or construed by the parties hereto, nor by any third party, as creating a relationship between the parties hereto other than the relationship of Landlord and Tenant.

42.      WAIVER

         The failure of Landlord to insist in any one or more cases upon the strict performance of observance of any of the covenants, agreements or conditions of this Lease or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future performance, observance or exercise of such covenant, agreement, condition or option. No waiver of any default hereunder shall be implied from any omission by Landlord to take any action on account of such default or to declare a forfeiture if such default persists or is repeated, and no condition or covenant shall be deemed waived by Landlord unless such waiver be in writing signed by Landlord. The acceptance by Landlord of rent with knowledge of the breach of any of the covenants or conditions of this Lease by Tenant shall not be deemed a waiver of any such breach. One or more waivers of any breach of any covenant, term or condition of this Lease by Landlord shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition.

43.      PARKING OF CARS

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

         The Tenant and his employees shall not park cars on the street or internal drives in the Shopping Center of which the herein Premises are a part, or in any alley or court in the center of which the herein premises are a part. When there is a rear entrance, all loading and unloading of goods shall be made at the rear entrance. The Tenant and his employees shall park their cars in areas as designated by the Landlord from time to time. The Landlord does not agree to reserve or permanently maintain any parking stations which are now built or may hereafter be built in said Shopping Center. Failure of the Tenant and his employees to park cars in such designated areas shall be an event of default by Tenant. The Tenant further agrees that upon written notice from the Landlord he will, within five (5) days, furnish the state automobile license numbers assigned to his car and the cars of all his employees.

44.      NO ACCORD AND SATISFACTION

         No acceptance by Landlord of a lesser sum than the Fixed Base Rent, Percentage Rent, additional rent or any other charge then due shall be deemed to be other than on account of the earliest installment of such rent or charge due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent or other charge be deemed in accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or charge or any other monies owing by Tenant or pursue any other remedy in this Lease provided.

45.      BANKRUPTCY

         Neither this Lease, nor any interest therein, nor any estate hereby created shall pass to any trustee or receiver in bankruptcy, or to any other receiver or assignee for the benefit of creditors or otherwise by operation of law.

46.      CORPORATE OWNERSHIP

         If the Tenant herein is a corporation and if, by sale or other disposition, the control thereof changes at any time during the Term hereof, then, at the option of the Landlord, this Lease may be cancelled by the Landlord upon giving sixty (60) days prior written notice of its intention so to do. Written notice of any such intended sale must be given to Landlord at least twenty (20) days prior to the effective date thereof.

47.      ADVERTISING

         During each Lease Year Tenant agrees to spend a minimum of Fifty Cents ($.50) per square foot of gross area of the Premises or One Thousand Dollars ($1,000.00), whichever is greater, to advertise and promote the Tenant's business in the Shopping Center. Only expenditures for advertising which specifically features Tenant's location in the Shopping Center and which contains the name "Karric Square at Dublin Shopping Center' prominently featured therein shall be credited to satisfy the foregoing requirement. Tenant agrees, upon the Landlord's request, to furnish invoices, copies of advertisements or such other documents or information as Landlord shall reasonably request to verify that Tenant has complied with this Section 47.

48.    ASSIGNMENT AND SUBLETTING

        Tenant shall not assign this Lease in whole or in part, nor sublet all or part of the Premises, without the prior written consent of Landlord in each instance. It is the intention of the parties that Landlord shall have the absolute right to withhold its consent to an assignment or subletting for any reason, and no standard of "reasonableness" shall be applicable or implied in construing this Section 48. The consent by Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting. Notwithstanding any assignment or sublease, Tenant shall remain fully liable on this Lease and shall not be released from performing any of the terms, covenants and conditions of this Lease.

49.       SECRITY DEPOSIT

         Tenant has deposited with Landlord the sum of One thousand Dollars ($1,000) as security for the full and faithful performance of every provision of this Lease to be performed by Tenant. If Tenant defaults with respect to any provision of this Lease, including, but not limited to the provisions relating to the payment of Fixed Base Rent, additional rent or other charges, Landlord may use, apply or retain all or any part of this security deposit for payment of any such rent or other sum in default, of for the payments of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount, and Tenant's failure to do so shall be a breach of this Lease. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant without interest at the expiration of the Lease Term and upon Tenant's vacation of the Premises.

50.      ENTIRE AGREEMENT AND MODIFICATIONS

         This Lease and the covenants and agreements set forth herein are and shall constitute the entire agreement between the parties. Each party to this Lease hereby acknowledges and agrees that the other party has made no warranties, representations, covenants or agreements, expressed or implied, to such party other than those expressly set forth herein and that each party, in entering into and executing this Lease, has relied upon no warranties, representations, covenants or agreements, express or implied, to such party other than those expressly set forth herein. None of the terms, covenants and agreements of this Lease shall in any manner be altered, waived or changed, except by written instrument signed and delivered by the parties hereto.

51.      SURVIVAL OF TENANT'S OBLIGATIONS

         All obligations of Tenant which by their nature involve performance, in any particular, after the end of the Term of which cannot be ascertained to have been fully performed until after the end of the Term, shall survive the expiration or sooner termination of the Term.

52.      BROKER'S COMMISSION

         Tenant warrants that there are no claims for broker's commissions or finder's fees in connection with Tenant's execution of this Lease other than the claim of MATHEWS CLICK & ASSOCIATES, INC.. Tenant agrees to indemnify and save Landlord harmless from any liability that may arise from the claim of any other person, including, but not limited to, reasonable attorney's fees.

53.      ATTORNEY'S FEES AND COSTS

         In the event Landlord shall have to file any proceeding, whether at law or in equity, to enforce collection of any rent, charge or other payment to be borne, kept or paid by Tenant hereunder, or in the event Tenant shall be in default hereunder and Landlord employs counsel to enforce performance of any of the obligations of Tenant hereunder, Landlord shall be entitled to recover from Tenant, and Tenant agrees to pay to Landlord an amount of money equal to all reasonable expenses including reasonable attorney's fees incurred by Landlord in enforcing the covenants hereof and securing to it the performance of obligations of Tenant hereunder, in addition to all sums to which Tenant shall otherwise be obligated hereunder. Said fees and costs shall be additional rent hereunder.

54.      NOTICES

         All notices provided for in this Lease shall be in writing and shall be delivered personally or deposited in the United States mail, registered or certified, return receipt requested, postage prepaid, addressed to Landlord c/o Mathews Click Bauman, Inc., 100 East Wilson Bridge Road, Suite 100, Worthington, Ohio 43085, or at such other address as the Landlord may from time

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

designate by notice in writing. Notice shall be deemed given when deposited in the United States mail as aforesaid. Notice need be sent to only one person where the Tenant is more than one person.

55.      RECORDING

         Neither party shall record this Lease in its entirety, However, upon the request of either party, the other party shall join in the execution of a memorandum or so called "short form" of this Lease for the purpose of recordation.

56.     NO OPTION

        The submission of this Lease for examination does not constitute a reservation of or option for the Premises or any other space within the Shopping Center and shall vest no right in either party. This Lease shall become effective as a lease only upon execution and delivery thereof by the parties hereto, and upon Landlord's receipt of the Security Deposit.

57.      HEADINGS AND INTERPRETATIONS

         The paragraph headings used throughout this instrument are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions of this Lease.

        Whenever herein the masculine gender is used, the same shall include the feminine and neuter genders.

58.      NON-DISCRIMINATION

         Neither Tenant nor anyone claiming under Tenant shall discriminate upon the basis of race, color, creed or national origin in the use or occupancy of the Premises or any part thereof.

59.      INTEREST AND PAST-DUE OBLIGATION

         Other remedies for default in this Lease notwithstanding, any sum accruing to Landlord or Tenant under the terms and provisions of this Lease which is not paid when due shall bear interest at the rate of one and one-half percent (1-1/2%) per month, but in no event more than the maximum amount allowed by law, from the date when any such sum becomes due and payable under the terms and provisions of this Lease until paid. In addition, and not by way of limitation to the preceding sentence, if any Base Rent, Percentage Rent and/or additional rent payment is not received by Landlord on or before the ninth day of the month for which such payment is due, a service charge of five percent (5%) of such past-due amount shall become due and payable in addition to such amounts owed under this Lease.

60.      MISCELLANEOUS

         This Lease has been negotiated by Landlord and Tenant, and this Lease, together with all of the terms and provisions hereof, shall not be deemed to have been prepared by either Landlord or Tenant, but by both equally. Wherever in this Lease any printed portion or part thereof has been stricken, whether or not any relative provisions have been added, this Lease shall be read and construed as if the material stricken was never included herein, and no implication shall be drawn from the text of the material so stricken which would be inconsistent in any way with the construction or interpretation which would be appropriate if such material were never contained herein.

61.          RIDER

             Exhibits A, B, C and D are attached hereto and made a part hereof..

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease on the day and year first above written.


Signed and acknowledged in
the presence of:                     BORROR REALTY COMPANY, LANDLORD

Tamara S. Hardy                      By:  /s/ Terry E. George
---------------                           --------------------
                                          Terry E. George

Christy L. Cain                      Its:
---------------                          -----------------------------
                                          Vice President & Treasurer



                                     TENANT

Traci L. Petrides                    By: /s/ Thomas M. Nguyen
-----------------                       ---------------------
                                             Thomas M. Nguyen

Douglas S. Wilson
-----------------




STATE OF OHIO
COUNTY OF FRANKLIN, SS:

         The foregoing instrument was acknowledged before me this 12th day of November 1997, by Terry E George, the Senior Vice President of Borror Realty Company, an Ohio corporation, on behalf of the corporation.

                                            Tamara S. Hardy
                                            ---------------
                                            Notary Public


STATE OF OHIO
COUNTY OF FRANKLIN, SS:

         The foregoing instrument was acknowledged before me this 4th day of November, 1997 by Thomas M. Nguyen, Personally.


                                            Traci L. Petrides
                                            -----------------
                                            Notary Public

                                    EXHIBIT A
                                    ---------

                                    SITE PLAN

                                    EXHIBIT B
                                    ---------


                             Landlord's Improvements
                             -----------------------

Landlord's responsibility is to provide a storeroom with fully functional mechanical systems (heating, cooling, plumbing and electrical systems). Otherwise, Tenant accepts Premises in "as is' condition.

If items provided by Landlord need to be upgraded or modified because of tenant's requirements, changes must be submitted to Landlord, and at Landlord's discretion the changes will be either:

         Provided as additional cost paid by Tenant.

                                    EXHIBIT C
                                    ---------

                                  Tenant's Work
                                  -------------

In accordance with the terms of this Lease, Tenant shall perform any and all additional tenant finish work for the Leased Premises over and above the items of Landlord's Work listed in Exhibit B at Tenant's sole cost and expense, unless Landlord and Tenant agree that Landlord is to perform certain of said items at Tenant's expense. Any such agreement shall be in writing and shall specify the items to be completed by Landlord on behalf of Tenant and the cost to be paid by Tenant for said tenant finish work. It is understood and agreed that the cost for any such tenant finish work completed by Landlord on behalf of Tenant shall be paid for in full prior to the time Tenant opens the Leased Premises to the public for business.

Any and all alterations and improvements made by Tenant shall be made in accordance with applicable laws and building codes, and in a good and workmanlike manner. All plans and specifications for any such tenant finish work, and the name of the contractor who is to perform same, must be submitted to Landlord for its written approval prior to commencement of any such tenant finish work. Tenant shall fully and completely indemnify, defend and hold Landlord harmless from and against any and all mechanic's lien or other liens or claims in connection with any tenant finish work performed by Tenant or a third party, or for which Tenant has not yet paid. All tenant finish work to be performed by Tenant shall be completed within SIXTY (60) days from the date Landlord substantially completes Landlord's Work and notifies Tenant of such substantial completion. Tenant shall provide Landlord with full and complete mechanic's lien waivers from all persons furnishing labor and material for completion of Tenant's Work.

Failure to perform any of the covenants contained herein shall constitute a default under the terms of this Lease, and if such default is not cured within ten (10) days after written notice thereof to Tenant, Landlord shall have all of the rights and remedies provided under this Lease, as well as any other rights afforded to landlord at law or in equity.

All utility charges for the Leased Premises accruing during the period in which Tenant is performing its tenant finish work prior to the commencement of the term of this Lease shall be borne by Tenant.

                                    EXHIBIT D
                                    ---------

                                 Sign Standards
                                 --------------

Landlord will provide a sign casing with appropriate electrical service permanently mounted on the canopy of the building facing the parking lot immediately adjacent to and in front of Tenant's storeroom.

Tenant is responsible for design and cost of the insert and light bulbs and design cost. Maintenance of the sign and mechanical equipment after the storeroom is delivered to Tenant shall be Tenant's responsibility and expense. Tenant agrees to repair any damaged or malfunctioning sign in as timely a manner as possible. Signage will be provided only by Landlord's approved subcontractor. Landlord reserves the right to approve all sign designs prior to installation.